EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Donald G. Bauer, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Quarterly Report on Form 10-Q of Secure Luggage Solutions, Inc. for the period ended September 30, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Secure Luggage Solutions, Inc.

Date: November 14, 2011	By:	/s/ Donald G. Bauer
Donald G. Bauer, President, Chairman, Chief Executive Officer and Director (Principal Executive Officer) Secure Luggage Solutions, Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Secure Luggage Solutions, Inc. and will be retained by Secure Luggage Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.